Dreyfus Short Term

Income Fund

ANNUAL REPORT July 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus Short Term

                                                                    Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2000 through July 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

While the past year has been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board has aggressively eased monetary policy, reducing short-term interest rates by
2.75 percentage points so far in 2001, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. The initial wave of refunds from the $1.3 trillion federal tax cut should further stimulate economic growth and help to reduce inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth by the end of this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

August 15, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term Income Fund perform during the period?

For the 12-month period ended July 31, 2001, the fund achieved a total return of 11.17% .(1) In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index, achieved a total return of 11.18% for the same period.(2) Additionally, on a total return basis, the fund ranked #1 of 109 funds in the Lipper Short Investment Grade Debt Funds category for the one-year period, and #1 of 79 funds for the five-year period, each ending July 31, 2001.(3)

We attribute the fund's strong performance to our sector allocation strategy, which emphasized U.S. Government securities during the first half of the reporting period and corporate and mortgage-backed securities during the second half.

What is the fund's investment approach?

The fund' s objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, typically with a maturity of three years or less, including U.S. Government and agency securities, corporate bonds and mortgage-and asset-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

 *The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund' s average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

 *The mix of security types within the fund, including relative exposure to government securities, corporate securities and high yield bonds.

 *Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

The fund was positively influenced by a slowing U.S. economy and declining interest rates during the reporting period. Between the start of the period and year-end 2000, recession fears rose, fueled by lackluster retail sales, warnings of lower corporate earnings, declining consumer confidence and a falling stock market. In an attempt to stimulate renewed growth, the Federal Reserve Board reduced short-term interest rates six times between January and July 2001, for a total reduction of 2.75 percentage points. Bond prices rise when interest rates fall, hence lower interest rates generally benefited the fund during the reporting period.

As the economy slowed, investors in corporate bonds became concerned that lackluster business conditions might reduce the creditworthiness of their holdings. As a result, corporate bond prices fell, especially among lower rated credits. Mortgage-backed security prices also fell, as lower interest rates increased the risk that more homeowners might prepay their mortgages and return principal to bondholders. On the other hand, high quality securities such as U.S. Treasuries and agencies rallied when demand surged from investors seeking investment alternatives. In addition, the differences in yields among bonds of various maturities -- known as the YIELD CURVE -- steepened during the period, producing particularly attractive returns among securities with maturities in the one- to three-year range.

In  this  environment, we emphasized U.S. Government securities during the first
half   of   the   reporting   period,   and   the   fund  benefited  from  thei

strong performance. During the second half, we took profits in our government holdings and redeployed those assets to corporate bonds and mortgage-backed securities. These moves proved beneficial when investment-grade corporate bonds
rallied   amid   expectations   of   a   recovering  U.S.  economy.  Similarly,
mortgage-backed securities gained value as prepayment risks abated. In addition, we successfully positioned the fund for the steeper yield curve.

What is the fund's current strategy?

We continue to find attractive values in corporate bonds that, in our view, were punished too severely during the recent economic downturn. These opportunities include a carefully selected group of bonds rated below investment grade. In our view, the current steep yield curve should benefit financial services companies. We have also focused on the beaten-down bonds of telecommunications and media companies. We believe that bonds issued by these companies are likely to recover
as    the    economy    gains    strength.

On the other hand, we have reduced our exposure to U.S. Treasury securities, including inflation-indexed bonds that we believe became overvalued. We have also continued to avoid foreign debt securities, including securities from emerging markets. Finally, we have continued to position the fund for a further steepening of the yield curve in the one- to five-year range. Of course, portfolio composition is subject to change at any time, particularly as economic and market conditions dictate.

August 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN 5 YEARS.

(3)  SOURCE: LIPPER INC.

                                                             The Fund


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income
Fund and the Merrill Lynch Corporate and Government (1--5 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 7/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         8/18/92           11.17%              7.57%             6.82%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT TERM INCOME FUND ON 8/18/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE BEGINNING VALUE ON 8/18/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX (THE "INDEX") IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.






STATEMENT OF INVESTMENTS

July 31, 2001

                                                                                              Principal

BONDS AND NOTES--98.4%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--2.1%

Aircraft Lease Portfolio Securitization 1996-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        3,783,062                3,448,497

America West Airlines Pass-Through Trusts, Ctfs.,

   Ser. 1996-1, Cl. D, 8.16%, 2002                                                              644,199                  651,958

Northwest Airlines,

   Sr. Notes, 8.875%, 2006                                                                    4,791,000                4,682,647

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 4.418%, 2015                                                          7,131,094  (a,b)         7,126,637

U.S. Airways,

   Enhanced Equipment Notes, Cl. C, 8.93%, 2009                                               1,117,145                1,117,396

                                                                                                                      17,027,135

ASSET-BACKED CTFS.--12.4%

Bombardier Capital Mortgage Securitization,

   Ser. 2000-A, Cl. A2, 7.575%, 2030                                                          5,000,000                5,327,371

Bosque Asset,

   7.66%, 2002                                                                                  592,896  (a)             567,698

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            6,000,000                6,237,244

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           5,763,681                5,846,173

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           8,000,000                8,411,879

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           8,000,000                8,556,408

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                         11,430,180               11,491,343

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           6,479,975  (a)           6,648,049

GMAC Mortgage Loan Trust,

   Ser. 2000-HE3, Cl. A2, 7.17%, 2015                                                         6,000,000                6,223,121

NYCTL Trust,

  Tax Lien Collateralized Bonds:

      Ser. 1999-1A, Cl. C, 6.55%, 2007                                                        1,782,557  (a)           1,798,991

      Ser. 2000-AA, Cl. C, 8.11%, 2008                                                        6,993,579  (a)           7,208,850

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A5, 5.08%, 2034                                                        12,500,000  (a,b)        12,324,219

   Ser. 1998-ST1, Cl. B2, 8.33%, 2034                                                         7,250,000  (a,b)         6,980,391

The Money Store Home Equity Trust,

   Ser. 1996-C, Cl. A14, 7.79%, 2022                                                          5,000,000                5,240,688

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           6,796,000                7,132,118

                                                                                                                      99,994,543

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                         Amount ($)       Value ($)
--------------------------------------------------------------------------------

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--3.2%

Onyx Acceptance Auto Trust,

   Ser. 2001-A, Cl. A3, 5.64%, 2005                                                          12,850,000               13,109,008

WFS Financial Owner Trust:

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                           7,500,000                7,919,078

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           4,588,000                4,821,731

                                                                                                                      25,849,817

ASSET-BACKED CTFS./HOME EQUITY LOANS--2.6%

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.45%, 2021                                                         10,000,000               10,254,726

Green Tree Home Improvement Loan Trust:

   Ser. 1999-B, Cl. A1, 7.11%, 2026                                                           4,646,490                4,833,369

   Ser. 1999-B, Cl. A2, 7.11%, 2026                                                           4,610,298                4,777,790

IMC Home Equity Loan Trust,

   Ser. 1996-1, Cl. A5, 6.29%, 2013                                                           1,190,738                1,190,599

                                                                                                                      21,056,484

AUTOMOTIVE--3.2%

Dana,

   Notes, 6.25%, 2004                                                                           375,000                  359,123

Federal-Mogul,

   Notes, 7.375%, 2006                                                                        2,000,000                  290,000

Ford Motor Credit,

   Notes, 6.875%, 2006                                                                        9,848,000               10,228,172

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                   4,576,000  (a)           4,644,640

TRW:

   Notes, 6.5%, 2002                                                                          6,800,000                6,847,879

   Notes, 8.75%, 2006                                                                         3,000,000                3,280,941

                                                                                                                      25,650,755

BANKING--1.0%

Dime Bancorp,

   Sr. Notes, 9%, 2002                                                                        8,000,000                8,386,400

BROADCASTING--1.2%

Time Warner,

   Pass-Thru Asset Trust Securities, 6.1%, 2001                                              10,000,000  (a)          10,053,050

CABLE TELEVISION--1.9%

Adelphia Communications:

   Sr. Notes, Ser. B, 8.125%, 2003                                                            8,515,000                8,515,000

   Sr. Notes, Ser. B, 7.5%, 2004                                                              5,000,000                4,850,000

Charter Communications Holdings/Capital,

   Sr. Notes, 9.625%, 2009                                                                    1,912,000  (a)           1,945,460

                                                                                                                      15,310,460



                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--18.4%

Bank of America Large Loans,

   Ser. 2001-1166, Cl. C, 4.833%, 2005                                                        7,000,000                7,000,000

Bank of America Mortgage Securities,

   Ser. 2001-C, Cl. A1, 4.958%, 2031                                                          9,941,229                9,941,169

COMM,

   Ser. 2000-FL2A, Cl. E, 4.82%, 2011                                                        10,000,000  (a,b)        10,054,253

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        20,679,582               21,259,868

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        5,825,000  (a,b)         5,874,349

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                         13,243,279               13,918,143

DLJ Mortgage Acceptance:

   Ser. 1994-MF11, Cl. B1, 8.1%, 2004                                                         7,000,000                7,067,130

   Ser. 1998-ST1A, Cl. B3, 5.875%, 2011                                                       2,864,061  (a,b)         2,862,271

First Union National Bank,

   Ser. 2001-C2, Cl. A1, 6.204%, 2043                                                        17,920,405               18,228,412

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 4.95%, 2004                                                           3,250,000  (a,b)         3,250,000

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                      12,933,105  (a)          13,098,811

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.95%, 2031                                                          9,826,103               10,298,630

Starwood Asset Receivables Trust,

   Ser. 2000-1, Cl. E, 6.555%, 2022                                                           8,000,000  (a,b)         8,082,346

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            7,663,922  (a)           8,031,943

Trizechahn Office Properties Trust,

   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                        9,775,000  (a,b)         9,828,458

                                                                                                                     148,795,783

COMPUTERS--.4%

Computer Sciences,

   Notes, 6.75%, 2006                                                                         3,492,000                3,531,760

FINANCE--11.2%

Bombardier Capital:

   Notes, 5.625%, 2003                                                                        4,425,000  (a,c)         4,471,631

   Notes, Ser. A, 6.125%, 2006                                                                2,747,000  (a)           2,783,032

CIT Group,

   Notes, 5.625%, 2004                                                                        6,600,000                6,730,112

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Capital One Financial,

   Notes, 7.25%, 2003                                                                        12,900,000               13,100,750

Case Credit,

   Notes, 6.125%, 2003                                                                        1,509,000                1,358,310

Conseco Financial,

   Sr. Sub. Notes, 10.25%, 2002                                                               4,786,000                4,738,140

Countrywide Home Loans:

   Medium-Term Notes, Ser. F, 6.38%, 2002                                                     7,710,000                7,911,563

   Medium-Term Notes, Ser. J, 5.25%, 2004                                                     4,751,000                4,798,957

IOS Capital,

   Notes, 9.75%, 2004                                                                         5,240,000                5,304,180

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             5,000,000                5,038,370

Meridian Funding,

  Floating Rate Notes, Ser. 2000-E, 4.129%, 2005

   (Insured by MBIA)                                                                         10,040,000  (a,b)        10,061,566

Monumental Global Funding II,

   Notes, 6.95%, 2003                                                                         8,000,000  (a)           8,386,856

Steer-2001,

  Credit-Linked Structured Enhanced Returns Trusts,

   Ser. CPN-1, 7.251%, 2004                                                                   2,367,000  (a,b)         2,334,690

TIERS,

  Fixed Rate Trust Ctfs.,

   Ser. MIR 2001-14, 7.2%, 2004                                                               4,680,000  (a)           4,697,489

Wells Fargo Financial,

   Sr. Notes, 7%, 2005                                                                        8,465,000                8,979,884

                                                                                                                      90,695,530

FOREIGN/GOVERNMENTAL--.6%

Republic of Argentina:

   Bonds, Ser. 2018, 12.25%, 2018                                                               922,430                  477,357

   Deb., 11.25%, 2004                                                                               500                      335

   Notes, Ser. D, 0%, 2002                                                                    4,900,000                4,177,250

                                                                                                                       4,654,942

INDUSTRIAL--.4%

Allied Waste N.A.,

   Gtd. Notes, Ser. B, 7.625%, 2006                                                           2,408,000                2,401,980

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  491,000                  471,360

                                                                                                                       2,873,340

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--1.0%

MONY Group,

   Sr. Notes, 7.45%, 2005                                                                     8,000,000                8,303,848

METALS AND MINING--.7%

Case:

   Notes, 7.25%, 2005                                                                         5,000,000                4,318,120

   Notes, Ser. B, 6.25%, 2003                                                                 1,019,000                  906,550

                                                                                                                       5,224,670

OIL AND GAS--3.8%

Valero Energy,

   Notes, 7.375%, 2006                                                                        4,000,000                4,211,156

WCG Note Trust,

   Sr. Secured Notes, 8.25%, 2004                                                            10,000,000  (a)          10,080,370

Williams Cos.,

   Notes, 6.2%, 2002                                                                         11,090,000               11,224,921

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                          4,974,000  (a)           5,192,015

                                                                                                                      30,708,462

PAPER PRODUCTS--1.1%

Fort James,

   Sr. Notes, 6.625%, 2004                                                                    7,710,000                7,738,057

Georgia-Pacific,

   Notes, 7.5%, 2006                                                                          1,142,000                1,166,931

                                                                                                                       8,904,988

REAL ESTATE--7.0%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                           10,675,000               10,688,205

Developers Diversified Realty,

   Sr. Notes, 7.3%, 2001                                                                      4,900,000                4,925,588

Federal Realty Investors Trust,

   Medium-Term Notes, 6.74%, 2004                                                             5,675,000                5,774,006

New Plan Excel Realty Trust:

   Sr. Notes, 6.8%, 2002                                                                      2,000,000                2,028,850

   Sr. Notes, 6.875%, 2004                                                                   10,325,000               10,479,658

Spieker Properties,

   Notes, 6.8%, 2004                                                                          9,800,000                10,072,832

Susa Partnership,

   Notes, 7.125%, 2003                                                                        5,925,000                6,042,493

TriNet Corporate Realty Trust,

   Notes, 6.75%, 2003                                                                         3,825,000  (d)           3,757,347

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE (CONTINUED)

United Dominion Realty Trust,

   Notes, Ser. A, 7.95%, 2006                                                                 2,325,000                2,397,054

                                                                                                                      56,166,033

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.2%

GE Capital Mortgage Services,

   Ser. 1996-12, Cl. M, 7.25%, 2011                                                           1,176,556                1,206,213

RESTAURANTS--1.9%

Delhaize America,

   Notes, 7.375%, 2006                                                                       10,000,000  (a)          10,568,810

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     5,000,000                4,987,500

                                                                                                                      15,556,310

RETAIL--2.4%

Dillard's,

   Notes, 6.125%, 2003                                                                        2,000,000                1,910,274

Gap,

   Notes, 5.625%, 2003                                                                        9,449,000                9,569,909

Penney (J.C.),

   Notes, Ser. A, 6.5%, 2002                                                                  3,000,000                2,989,176

Toys R Us,

   Notes, 6.875%, 2006                                                                        4,900,000  (a)           4,926,558

                                                                                                                      19,395,917

TELECOMMUNICATION--.4%

Nortel Networks,

   Notes, 6.125%, 2006                                                                          584,000                  515,970

U.S. West Capital Funding,

   Gtd. Notes, 6.125%, 2002                                                                   2,400,000                2,429,347

                                                                                                                       2,945,317

U.S. GOVERNMENT--.5%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                          3,642,000                3,573,713

U.S. Treasury Notes,

   4.625%, 5/15/2006                                                                            390,000                  391,934

                                                                                                                       3,965,647

U.S. GOVERNMENT AGENCIES--3.1%

Federal Home Loan Mortgage Corp.,

   Notes, 5.5%, 7/15/2006                                                                    10,000,000               10,176,130


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         13,188,000  (e)          14,706,015

                                                                                                                      24,882,145

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--12.5%

Federal Home Loan Mortgage Corp.:

   7.147%, 9/1/2030                                                                           1,859,024  (f)           1,932,909

   7.268%, 8/1/2030                                                                           2,919,847  (f)           3,031,830

   Multiclass Mortgage Participation Ctfs., REMIC

      (Interest Only Obligation):

         Ser. 1987, Cl. PI, 7%, 9/15/2012                                                     1,766,810  (g)             288,502

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                     7,304,106  (g)           1,252,508

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                     3,500,000  (g)           1,058,085

         Ser. 2108, Cl. TI, 6.5%, 6/15/2025                                                   5,983,615  (g)           1,128,022

         Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                   6,654,437  (g)           1,037,607

         Ser. 2129, Cl. IA, 6.5%, 6/15/2024                                                   3,730,769  (g)             864,040

Federal National Loan Mortgage Association:

   5.89%, 2/1/2029                                                                            3,544,070  (f)           3,617,610

   REMIC Trust, Gtd. Pass-Through Ctfs,

      (Interest only Obligation):

         Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                                  2,440,055  (g)             421,251

         Ser. 2001-27, Cl. BI, 6.5%, 8/25/2029                                                5,274,507  (g)           1,031,324

Government National Mortgage Association I,

  Project Loan,

   8%, 9/15/2008                                                                              2,105,972                2,211,271

Government National Mortgage Association II:

   5.5%, 4/20/2030                                                                            3,302,569  (f)           3,358,299

   6.5%                                                                                      38,712,000  (h)          38,796,392

   7%                                                                                         8,169,000  (h)           8,339,977

   7%, 10/10/2027                                                                             5,650,823                5,788,534

   7.5%                                                                                      25,959,000  (h)          26,761,912

                                                                                                                     100,920,073

UTILITIES/GAS AND ELECTRIC--3.0%

AES,

   Sr. Sub. Notes, 7.375%, 2003                                                               6,000,000  (i)           5,940,000

Calpine,

   Sr. Notes, 7.625%, 2006                                                                    7,585,000                7,591,220

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             4,027,000  (a)           4,077,338

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS AND ELECTRIC (CONTINUED)

NRG Northeast Generating,

   Sr. Secured Bonds, Ser. A, 8.065%, 2004                                                    2,812,500                2,906,989

TXU,

   Sr. Notes, Ser. J, 6.375%, 2006                                                            3,258,000                3,298,064

                                                                                                                      23,813,611

UTILITIES/TELEPHONE--.3%

SBC Communications,

   Sr. Notes, 5.75%, 2006                                                                     2,504,000                2,545,236

UTILITIES/WATER--.5%

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             3,839,000  (a)           3,864,368

WIRELESS COMMUNICATION--1.1%

AT&T Wireless Services,

   Sr. Notes, 7.35%, 2006                                                                     8,482,000  (a)           8,873,775

YANKEE--.3%

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                            500,000  (j)             435,003

Telus,

   Notes, 7.5%, 2007                                                                          1,745,000                1,833,704

                                                                                                                       2,268,707

TOTAL BONDS AND NOTES

   (cost $781,036,323)                                                                                               793,425,319
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--.7%
--------------------------------------------------------------------------------

BANKING;

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares, Ser. 3,

  7.816%, 12/31/2005

   (cost $5,141,000)                                                                          5,141,000  (k)           5,466,189
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

Paxson Communications,

  Cum., $1,325

   (cost $6,578,175)                                                                                667                6,136,400



                                                                                              Principal

SHORT-TERM INVESTMENTS--10.1%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--10.0%

Equilon Enterprises LLC,

   3.91%, 8/1/2001                                                                           17,945,000               17,945,000

J.P. Morgan,

   3.9%, 8/1/2001                                                                            10,335,000               10,335,000

PNC Funding,

   3.95%, 8/1/2001                                                                           28,510,000               28,510,000

Philip Morris Cos.,

   3.92%, 8/1/2001                                                                           24,090,000               24,090,000

                                                                                                                      80,880,000

U.S. TREASURY BILLS--.1%

   3.6%, 8/30/2001                                                                               90,000  (l)              89,742

   3.49%, 9/6/2001                                                                              326,000  (l)             324,849

   3.535%, 10/4/2001                                                                            775,000  (l)             770,257

                                                                                                                       1,184,848

TOTAL SHORT-TERM INVESTMENTS

   (cost $82,064,730)                                                                                                 82,064,848
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $874,820,228)                                                            110.0%              887,092,756

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (10.0%)             (80,547,908)

NET ASSETS                                                                                       100.0%              806,544,848

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2001,
THESE SECURITIES AMOUNTED TO $200,698,914 OR 24.9% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 5/30/2013.

(D)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 3/1/2013.

(E)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(F)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  NOTIONAL FACE AMOUNT SHOWN.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 6/15/2014.

(J)  ZERO COUPON UNTIL SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(K)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(L)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF FINANCIAL FUTURES

July 31, 2001

                                                      Market Value                               Unrealized

                                                        Covered by                            (Depreciation)

                                        Contracts    Contracts ($)      Expiration          at 7/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                    18        3,729,094   September 2001                   (25,031)

U.S. Treasury 5 Year Notes                   883       93,087,515   September 2001                  (956,108)

U.S. Treasury 10 Year Notes                   37        3,926,047   September 2001                   (30,344)

U.S. Treasury 30 Year Bonds                   22        2,288,688   September 2001                   (17,188)

                                                                                                  (1,028,671)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

July 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           874,820,228   887,092,756

Cash                                                                  8,289,707

Interest receivable                                                   7,739,763

Receivable for investment securities sold                             5,141,178

Receivable for shares of Common Stock subscribed                      1,072,986

Paydowns receivable                                                     597,209

Prepaid expenses and other receivables                                  352,935

                                                                    910,286,534
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           508,819

Payable for investment securities purchased                         101,894,644

Payable for shares of Common Stock redeemed                             915,105

Payable for futures variation margin--Note 4(a)                         202,327

Accrued expenses                                                        220,791

                                                                    103,741,686
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      806,544,848
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     806,886,321

Accumulated undistributed investment income--net                        136,891

Accumulated net realized gain (loss)
  on investments and financial futures                              (11,722,221)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($1,028,671) net
  unrealized (depreciation) on financial futures]--Note 4(b)         11,243,857
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      806,544,848
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      66,182,165

NET ASSET VALUE, offering and redemption price per share ($)              12.19

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended July 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            40,223,047

Cash dividends                                                         752,625

TOTAL INCOME                                                        40,975,672

EXPENSES:

Management fee--Note 3(a)                                            2,807,866

Shareholder servicing costs--Note 3(b)                               1,578,998

Registration fees                                                      121,607

Custodian fees--Note 3(b)                                               70,317

Prospectus and shareholders' reports                                    47,234

Professional fees                                                       39,391

Directors' fees and expenses--Note 3(c)                                 29,604

Interest expense--Note 2                                                 3,427

Miscellaneous                                                           13,215

TOTAL EXPENSES                                                       4,711,659

INVESTMENT INCOME--NET                                              36,264,013
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              8,341,944

Net realized gain (loss) on financial futures                       (3,011,658)

NET REALIZED GAIN (LOSS)                                             5,330,286

Net unrealized appreciation (depreciation) on investments [including

  ($229,343) net unrealized (depreciation) on financial futures]    17,136,965

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              22,467,251

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                58,731,264

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         36,264,013           26,026,347

Net realized gain (loss) on investments         5,330,286             (865,906)

Net unrealized appreciation
   (depreciation) on investments               17,136,965            3,195,011

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   58,731,264           28,355,452
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (36,333,619)         (26,027,986)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 622,439,317          265,314,104

Dividends reinvested                           29,417,128           20,894,706

Cost of shares redeemed                      (295,802,095)        (218,887,862)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            356,054,350           67,320,948

TOTAL INCREASE (DECREASE) IN NET ASSETS       378,451,995           69,648,414
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           428,092,853          358,444,439

END OF PERIOD                                 806,544,848          428,092,853

Undistributed investment income--net              136,891              206,497
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    51,853,078           22,765,105

Shares issued for dividends reinvested          2,453,049            1,792,463

Shares redeemed                               (24,724,365)         (18,783,511)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  29,581,762            5,774,057

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                 Year Ended July 31,
                                                                      --------------------------------------------

                                                                 2001        2000        1999       1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.70       11.63       12.12      12.03         11.86

Investment Operations:

Investment income--net                                            .77         .71         .76        .84           .86

Net realized and unrealized

   gain (loss) on investments                                     .50         .07        (.47)       .08           .17

Total from Investment Operations                                 1.27         .78         .29        .92          1.03

Distributions:

Dividends from investment income--net                            (.78)       (.71)       (.78)      (.83)         (.86)

Net asset value, end of period                                  12.19       11.70       11.63      12.12         12.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.17        7.50        2.52       7.92          8.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .84         .84         .87        .87           .80

Ratio of interest expense
   to average net assets                                          .00(a)      .00(a)      .00(a)     .02  .02

Ratio of net investment income

   to average net assets                                         6.46        6.64        6.54       7.01          7.28

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --          --          --         .00(a)        .11

Portfolio Turnover Rate                                        322.69      272.46      204.98      185.77        292.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         806,545     428,093     358,444     358,726       279,142

(A) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term Income Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a direct subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated
by    the    Service     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally
accepted    in

the United States. The effect of this adjustment, effective August 1, 2001, is to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $316,912. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $10,664,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $1,644,000 of the carryover expires in fiscal 2004, $1,314,000 expires in fiscal 2005, $1,818,000 expires in fiscal 2007 and $5,888,000 expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2001 was approximately $57,500, with a related weighted average annualized interest rate of 5.96%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .20 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2001, the fund was charged $1,123,146 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2001, the fund was charged $263,718 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2001, the fund was charged $70,317 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities and financial futures, during the period ended July 31, 2001, amounted to $2,242,017,550 and $1,939,387,982, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2001, are set forth in the Statement of Financial Futures.

(b) At July 31, 2001, accumulated net unrealized appreciation on investments and financial futures was $11,243,857, consisting of $15,826,904 gross unrealized appreciation and $4,583,047 gross unrealized depreciation.

At July 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held as of July 31, 2001 and confirmation of securities not held by the custodian and brokers by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

September 10, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 2.06% of the ordinary dividends paid during the fiscal year ended July 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


                                                           For More Information

                        Dreyfus Short Term Income Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9263

Boston, MA 02205-8501

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  083AR0701